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                                                                      Exhibit 24

                               HARRIS CORPORATION


                 THE UNDERSIGNED, an officer or director of Harris Corporation ("Corporation"), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, Registration Statement or post-effective amendment to Registration Statement on Form S-8 or other appropriate form for the purpose of registering Common Stock of the Corporation, par value $1 per share, to be offered pursuant to the Lanier Worldwide, Inc. Savings Incentive Plan, does hereby constitute and appoint B.
R. Roub, R. W. Fay, D. S. Wasserman, R. L. Ballantyne, and K. G. Fink, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for him and in his name the Registration Statement and any and all amendments and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done to effect such registrations as fully to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them and any such substitute.

         EXECUTED AT Melbourne, Florida, this 28th day of April, 1995.

                                        /s/ John T. Hartley
                                        -----------------------
                                        John T. Hartley

                                        /s/ Robert Cizik
                                        -----------------------
                                        Robert Cizik

                                        /s/ Lester E. Coleman
                                        -----------------------
                                        Lester E. Coleman

                                        /s/ Ralph D. DeNunzio
                                        -----------------------
                                        Ralph D. DeNunzio

                                        /s/ Joseph L. Dionne
                                        -----------------------
                                        Joseph L. Dionne

                                        /s/ Phillip W. Farmer
                                        -----------------------
                                        Phillip W. Farmer

                                        /s/ C. Jackson Grayson, Jr.
                                        -----------------------
                                        C. Jackson Grayson, Jr.

                                        /s/ Karen Katen
                                        -----------------------
                                        Karen Katen

                                        /s/ Walter F. Raab
                                        -----------------------
                                        Walter F. Raab

                                        /s/ Alexander B. Trowbridge
                                        -----------------------
                                        Alexander B. Trowbridge